UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): SEPTEMBER 1, 2005
                                                         -----------------------

                            A-FEM MEDICAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

              000-17119                              33-0202574
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      (Commission File Number)                 (IRS Employer Identification No.)

   321 NORRISTOWN ROAD, STE. 230
             AMBLER, PA                                     19002
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (215) 540-4310
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.
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         Effective September 1, 2005, the Board of Directors of A-Fem Medical
Corporation appointed Dr. Shalom Z. Hirschman and Mr. Evan M. Levine to its
Board of Directors in order to fill certain vacancies on the board.

         Mr. Levine is currently Vice Chairman, President and Chief Executive Officer of ADVENTRX Pharmaceuticals, Inc. a publicly traded biotechnology company. Mr. Levine is also Managing Member of Mark Capital, LLC, a Venture Capital Fund. Mr. Levine has over 18 years of investment banking, venture capital, arbitrage and senior corporate management experience.

         Dr. Hirschman was Professor of Medicine, Director of the Division of Infectious Diseases and Vice-Chairman of the Department of Medicine at Mt. Sinai School of Medicine and the Mount Sinai Hospital. He spent nearly three decades at Mt. Sinai until his retirement. He then became the CEO, President and chief scientific officer of Advanced Viral Research Corp. from which he retired in 2004.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.
                 ---------------------------------
         (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b)     PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)     EXHIBITS.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           A-FEM MEDICAL CORPORATION


Date:  September 9, 2005                   By:   /s/ Walter Witoshkin
                                                 -------------------------------
                                                 Walter Witoshkin
                                                 Chief Executive Officer